 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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TRINITY CAPITAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 27, 2020

Dear Stockholders:

In connection with our upcoming Annual Stockholder Meeting, we are asking you to approve amending and restating our registration rights agreement, dated January 16, 2020 (the “Existing Registration Rights Agreement”), to extend the existing registration and exchange listing deadline from December 31, 2020 to December 31, 2021 (the “Amended Registration Rights Agreement”), as further described in Proposal 2 in our proxy statement. The Annual Stockholder Meeting will be held virtually on December 15, 2020 at 9:00 a.m., Mountain Standard Time.

Your vote and participation are important to us, so please vote at your earliest convenience. A proxy card is enclosed with this letter.

Registration Rights Agreement

We entered into the Existing Registration Rights Agreement in connection with our private common stock offering and formation transactions, each of which closed on January 16, 2020, to provide future liquidity to our stockholders for the shares of our common stock issued in such transactions. Specifically, under the Existing Registration Rights Agreement, we agreed to use commercially reasonable efforts to register such shares of our common stock for public resale no later than December 31, 2020, and at the same time cause such shares to be listed on a national securities exchange.

Current Capital Markets Impacts

Throughout the year we have been closely watching and analyzing the public capital markets to ascertain whether we could provide liquidity to our stockholders in a prudent manner consistent with our stockholders’ long-term interest. As part of that process, we have consulted certain investment banks and financial advisors, who have advised us on the process of registering and listing our common stock. The novel coronavirus (“COVID-19”) pandemic, the related temporary economic shutdown and uncertainty regarding the future impact and duration of the COVID-19 pandemic, including the ability of economies to reopen in full, along with the uncertainty regarding the upcoming U.S. presidential election, have caused significant volatility and instability in the capital markets, particularly with financial-related stocks, throughout 2020. These uncertainties, including the lack of clarity around economic recovery, could result in continued or increased volatility in the capital markets. We believe that registering and listing our common stock during such periods of market volatility and uncertainty could materially impact the development and sustainability of a market for our common stock, as well as its trading price, on a national securities exchange.

After considering these factors and in consultation with certain investment banks, financial advisors and our Board of Directors, we believe that it is in our stockholders’ best interests to amend and restate the Existing Registration Rights Agreement to extend the existing registration and exchange listing deadline from December 31, 2020 to December 31, 2021. This extension will provide the flexibility and opportunity to register and list the shares under more advantageous market conditions. This extension of the registration and listing deadline is the only term in the Existing Registration Rights Agreement that will change.

Our Commitment to Our Stockholders

We remain firmly committed to registering and listing the shares of our common stock to provide future liquidity to our stockholders as soon as practical subject to market conditions, and respectfully request that you approve the Amended Registration Rights Agreement to extend the existing registration and listing deadline to December 31, 2021.

A copy of the Amended Registration Rights Agreement is attached as Appendix A to the proxy statement and is marked to show such change to the Existing Registration Rights Agreement. The proxy statement is available at www.astproxyportal.com/ast/23279 and on the SEC’s website at www.sec.gov.

Your vote and participation in our corporate governance are very important. Thank you again for your investment in, and support of, Trinity Capital Inc. We are honored to be working hard on your behalf.

Sincerest regards,

Steven L. Brown

Chairman and Chief Executive Officer

three easy ways to vote

If you need assistance voting, please call our proxy solicitor, D.F. King at (800) 676-7437.

0 TRINITY CAPITAL INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 15, 2020

Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoint(s) Steven L. Brown and Kyle Brown, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at https://web.lumiagm.com/214074144, on December 15, 2020 at 9:00 a.m., Mountain Standard Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted"FOR" the proposals. If any other matters are presented at such annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such annual meeting. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF TRINITY CAPITAL INC. December 15, 2020 INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING -The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/214074144 (password: TCI2020) and be sure to have available the control number. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00003300330000001000 1 102720